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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report:  July 29, 1998
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                               RSI Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        North Carolina               0-18091                     56-1200363
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
    of Incorporation                                         Identification No.)

28 East Court Street, P.O. Box 6847, Greenville, SC               29606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (864) 271-7171
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS

         Mr. Buck Mickel, Chairman of the Board and Chief Executive Officer of RSI Holdings, Inc. (the "Company"), died on July 23, 1998. On July 28, 1998, the Board of Directors appointed Mr. Buck A. Mickel President and Chief Executive Officer of the Company. Mr. Buck A. Mickel previously had served as Vice President of the Company. The Company does not anticipate making any change in the manner in which it conducts its business as a result of Mr. Mickel's death.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RSI HOLDINGS, INC.


Date:    July 29, 1998                       By: /s/  Joe F. Ogburn
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                                                 Joe F. Ogburn
                                                 Vice President & Treasurer